DocuSign Envelope ID: CEED5D7A-6FCF-4362-B815-F47ED16E1900

FIRST AMENDMENT TO THE SERVICES AGREEMENT

This First Amendment to The Services Agreement ("First Amendment"), effective as of July 31, 2022, is made by and between Hot Topic, Inc., a California corporation ("Hot Topic"), and Torrid LLC, a California limited liability company ("Torrid"). This First Amendment is made pursuant to the Services Agreement, dated August 1, 2019 ("Services Agreement") executed by and between Hot Topic and Torrid. Capitalized terms used herein shall have the respective definitions set forth in the Services Agreement.

RECITALS

WHEREAS, the Parties entered into the Services Agreement, whereby Torrid agreed to provide Hot Topic certain information technology services;

WHEREAS, the Parties wish to extend the term of the Services Agreement, under the current terms and conditions, while the Parties negotiate a longer-term amendment to the Services Agreement with modified terms and conditions;

NOW THEREFORE, Hot Topic and Torrid agree that the Services Agreement shall be amended as follows:

1. The Term of the Services Agreement is hereby extended up to and through October 1, 2022. The Parties may mutually agree in writing to further extensions.
2. For services provided under this First Amendment, Hot Topic will pay Torrid as follows:
    a. for the period July 31, 2022, through August 31, 2022, the amount of $175,000 payable by July 31, 2022 to Torrid.
    b. For the period September 1, 2022, through October 1, 2022, the amount of $175,000 payable by August 28, 2022 to Torrid.
3. Except as otherwise hereby amended, the Services Agreement is hereby ratified and confirmed in all other respects.

By signing in the space provided below, the Parties hereto have accepted and agreed to all of the terms and conditions hereof.

HOT TOPIC, INC.	TORRID LLC
By: DocuSigned by: Mike Yerkes F9CC35AB89DD484...	By: DocuSigned by: [signature] 9E1FFE6A5608499...
Name: Mike Yerkes	Name: Tanner MacDiarmid
Title: COO	Title: CFO
Date: 8/26/2022	Date: 8/26/2022

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